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                                                                EXHIBIT 10(b)(2)

                                 AMENDMENT TO
                         BATTLE MOUNTAIN GOLD COMPANY
                            1985 STOCK OPTION PLAN
                     NON-QUALIFIED STOCK OPTION AGREEMENTS


          Battle Mountain Gold Company, a Nevada corporation, and _________ ________, (the "Optionee") hereby amend each of the Non-Qualified Stock Option Agreements entered into on _______ _______ _______ _______ _______ and
_______ effective May 12, 1995, to change Subparagraph (a) of Paragraph 4 to read in its entirety:

          (a) Upon a change in control of the Company (as hereinafter defined), the Optionee shall have the right to relinquish any then exercisable portion of the Option hereby granted for cash and/or shares of Stock, subject to the right of the Committee to disapprove any such election in its discretion, and upon such terms and conditions as the Committee may establish.

All other terms remain in force.

          IN WITNESS WHEREOF, the parties have executed these presents as evidenced by their signatures, this 12th day of May, 1995.

                                      BATTLE MOUNTAIN GOLD COMPANY



__________________________________    By__________________________________
_________ ________, Optionee